Exhibit 10.1
PRIVILEGED AND CONFIDENTIAL
FOR SETTLEMENT PURPOSES ONLY
SUBJECT TO FEDERAL RULES OF EVIDENCE §408
AND OTHER APPLICABLE CONFIDENTIALITY RULES
EXECUTION COPY
Dated as of September 8, 2009
TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention: Michael Gries
Re: Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement
Ladies and Gentlemen:
     We refer to the Limited Waiver and Amendment No. 4 to Credit Agreement, dated as of June 30, 2009, among TLC Vision (USA) Corporation (the “Borrower”). TLC Vision Corporation (“Parent”), as Guarantor, the Additional Guarantors, and the Required Lenders party thereto (as amended, “Amendment No. 4”). Capitalized terms used but not defined in this Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement (this “Amendment to Limited Waiver”) have the same meanings herein as in Amendment No. 4.
     The Loan Parties have requested that the Required Lenders grant an extension with respect to the Waiver Period (as defined in Amendment No. 4) and to amend the Credit Agreement. Accordingly, the Loan Parties hereby agree with the undersigned Required Lenders as follows:
     SECTION 1. Amendment of Limited Waiver. Section l(d)(iv) of Amendment No. 4 is hereby amended by amending and restating in its entirety the definition of “Waiver Period” as follows:
     “Waiver Period” means the period commencing on Amendment No. 4 Effective Date and ending on the earlier to occur of (A) September 30, 2009 or such later date as may be agreed by the Required Lenders in their sole discretion and (B) the occurrence of any Default or Event of Default (other than a Specified Default or a Payment Default).
     SECTION 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as set forth below.

     (a) Definitions. Section 1.01 of the Credit Agreement is amended by inserting the following new defined term in the appropriate alphabetical sequence in such Section:
“Amendment No. 5 to Credit Agreement” shall mean Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement, dated as of September 9, 2009, among the Loan Parties and the Lender party thereto.
     (b) Negative Covenants. Section 5.02(e)(iii) of the Credit Agreement is amended and restated it its entirety as follows:
“(iii) equipment sales reflected on Schedule 5.02(e)(iii) hereof and consummated by no later than the end of the Waiver Period (as defined in Amendment No. 5 to Credit Agreement).”
     SECTION 3. Acknowledgments and Agreements of the Loan Parties. Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that except for the amendment to Amendment No. 4 set forth in Section 1 hereof, this Amendment to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.
     SECTION 4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:
     (a) Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment to Limited Waiver has been duly executed and delivered by each Loan Party. The execution and delivery by each Loan Party of this Amendment to Limited Waiver is within such Loan Party’s powers and has been duly authorized by all necessary action on its part. This Amendment to Limited Waiver constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment to Limited Waiver, are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
     (c) Representations. After giving effect to this Amendment to Limited Waiver each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) Ratification of Obligations.
     (i) There are no understandings or agreements relating to the Obligations other than the Loan Documents.
     (ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.
     (iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.
     (e) No Defaults. No Default or Event of Default exists on the date hereof, other than the Specified Defaults or Payment Defaults.
     (f) Material Information.
     (i) None of the factual information and data (taken as a whole) at any time furnished by any Loan Party, any of its Subsidiaries or any of their respective counsel, financial advisers or authorized representatives to any Agent, any Lender, or any of their respective counsel or financial advisors in connection with the Loan Documents and the proposed restructuring of the obligations thereunder, contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished.
     (ii) The projections and other pro forma financial information provided to any Agent, any Lender or any of their respective counsel or financial advisers were prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable at the time made, it being recognized by the Agents and the

Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.
     SECTION 5. Conditions to Effectiveness. This Amendment to Limited Waiver shall become effective if, and only if, on or before September 11, 2009, each of the following conditions precedent shall have been satisfied:
     (a) Execution and Delivery of Documents. The Administrative Agent and counsel to the Required Lenders shall have received (i) duly executed counterparts of this Amendment to Limited Waiver which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Amendment to Limited Waiver to become effective and (ii) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Loan Parties.
     (b) Proof of Corporate Action. The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the date hereof, of the records of all corporate action taken by such Person to authorize (A) such Person’s execution and delivery of this Amendment to Limited Waiver, and (B) such Person’s performance of all of its agreements and obligations under this Amendment to Limited Waiver. Such certified copies shall be in form and substance reasonably satisfactory to the Required Lenders.
     (c) Closing Certificate. The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated as of the date hereof, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Loan Parties contained in Section 4 hereof are true and correct as of the date hereof, and (ii) all conditions to the effectiveness of this Amendment to Limited Waiver set forth in this Section 5 have been satisfied in all respects.
     (d) Incumbency Certificate. The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated as of the date hereof, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (x) to sign, in the name and on behalf of such Person this Amendment to Limited Waiver, and (y) to give notices and to take other action on behalf of such Person under this Amendment to Limited Waiver and the Loan Documents. Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.
     (e) Fees, Costs and Expenses. The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (i) Bingham McCutchen LLP, counsel to certain of the Lenders, pursuant to the fee agreement dated as of February 10, 2009, (ii) Gordian Group LLC, the financial advisor engaged by

Bingham McCutchen LLP for the benefit of the lenders represented by it, pursuant to the engagement letter, dated as of February 20, 2009, and (iii) Stikeman Elliott LLP, Canadian counsel to certain of the Lenders.
     SECTION 6. Post-Closing Covenants.
     (a) Agreements. The Loan Parties shall not (i) make or permit any of their Subsidiaries (or Affiliates that they control) to make, any material amendment to any agreement to which it is a party, (ii) settle or permit any of their Subsidiaries to settle, or make payment of or permit any of their Subsidiaries (or Affiliates that they control) to make payment of, any material claim, under or in connection with any agreement to which it is a party, or (iii) enter into any material agreement with any Person, unless in the case of (i) and (ii) the Loan Parties reasonably determine that such amendment or settlement results in cash savings or improved liquidity for the Loan Parties after written notice to and consultation with the Required Lenders.
     (b) Terms of Financing and Restructuring. The Loan Parties shall negotiate in good faith and use their best efforts to agree by September 28, 2009 to (i) a term sheet reflecting terms of additional debt financing acceptable to the Required Lenders, and (ii) a term sheet reflecting terms of an overall debt and/or equity restructuring acceptable to the Lenders under applicable law.
     (c) TLC Management Services Inc. The Loan Parties shall cause TLC Management Services Inc. to merge into the Borrower by September 21, 2009.
     (d) Sale of Assets. The Loan Parties shall not sell, lease, transfer or otherwise dispose of, or permit any of their Subsidiaries to sell, lease, transfer of otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire, or permit any of their Subsidiaries to grant any option or other right to purchase, lease or otherwise acquire, any assets except as expressly permitted by Section 5.02(e)(iii) of the Credit Agreement.
     (e) Consents, Waivers. The Loan Parties shall, and shall cause their Subsidiaries to, use their best efforts to obtain all necessary consents and/or waivers of any Person that has any rights under any agreement with any Loan Party or any of its Subsidiaries arising from any bankruptcy, insolvency, reorganization or any similar proceeding with respect to the Parent and/or Borrower, or any change of control provision therein that could have an adverse effect on the Parent or any of its Subsidiaries or Affiliates.
     (f) Delivery of Information. The Loan Parties shall (i) promptly deliver any additional information reasonable requested by any Lender or its counsel or financial advisors and (ii) deliver to the Administrative Agent and counsel to the Required Lenders by September 21, 2009 draft schedules setting out all of the liabilities and assets of each of the Parent and Borrower respectively.
     SECTION 7. Release. In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment to Limited Waiver and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.
     SECTION 8. GOVERNING LAW. THIS AMENDMENT TO LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 9. Miscellaneous. The failure of any Loan Party to timely perform any of its obligations under Section 6 hereof shall constitute an immediate and automatic Event of Default. This Amendment to Limited Waiver constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto. Except as expressly provided herein, this Amendment to Limited Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment to Limited Waiver, the terms and provisions of this Amendment to Limited Waiver shall govern. The headings used in this Amendment to Limited Waiver are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment to Limited Waiver or any provision hereof. This Amendment to Limited Waiver shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns. This Amendment to Limited Waiver may not be modified or amended except by a written instrument executed by the party to be charged. Execution and delivery of this Amendment to Limited Waiver by facsimile transmission or other electronic means shall constitute execution and delivery of this Amendment to Limited Waiver for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof. This Amendment to Limited Waiver may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Limited Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours, TLC VISION (USA) CORPORATION, as Borrower
By:	/s/ William J. McManus
	Name:	William J. McManus
	Title:	CFO, Interim

TLC VISION CORPORATION, as Parent and Guarantor
By:	/s/ William J. McManus
	Name:	William J. McManus
	Title:	CFO, Interim

[Signature Page to Amendment to Limited Waiver]

Annex A
CONSENT
Dated as of September 8, 2009
     We, the undersigned, as Guarantors under the Guaranty and Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Credit Agreement) in favor of the Agents and, for their benefit and the benefit of the Lenders party to the Credit Agreement referred to in the foregoing Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement (“Amendment to Limited Waiver”), hereby consent to such Amendment to Limited Waiver and hereby confirm and agree that notwithstanding the effectiveness of such Amendment to Limited Waiver, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Capitalized terms used but not defined in this Consent have the same meanings herein as in the Credit Agreement

GUARANTORS TLC VISION CORPORATION
By:	/s/ William J. McManus
	Name:	William J. McManus
	Title:	CFO, Interim

[Signature Page to Amendment to Limited Waiver]

AMERICAN EYE INSTRUMENTS, INC.
DELAWARE VALLEY VISION ASSOCIATES GROUP PRACTICE, LLC
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
     By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
     By: TLC THE LASER CENTER (INSTITUTE) INC., ITS MEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED PARTNERSHIP
     By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
     By: TLC THE LASER CENTER (NORTHEAST) INC., ITS SOLE MEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC, LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
     By: TLC THE LASER CENTER (NORTHEAST) INC., ITS MEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:	/s/ William J. McManus
	Name:	William J. McManus
	Title:	CFO, Interim

[Signature Page to Amendment to Limited Waiver]

TLC THE LASER CENTER (MONCTON) INC. RHEO CLINIC INC. VISION CORPORATION
By:	/s/ William J. McManus
	Name:	William J. McManus
	Title:	CFO, Interim

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Brentwood CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

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Agreed to and Accepted By:
Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:
Loan Star State Trust
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Longhorn Credit Funding, LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner
By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Red River CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Rockwall CDO II Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc. Its General Partner
By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Southfork CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

Loan Funding VII LLC By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner
By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

GALE FORCE 1 CLO. LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

FM LEVERAGED CAPITAL FUND II By: GSO/Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By:

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: GALE FORCE 3 CLO. LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: CIFC Funding 2007-48, LTD.
By:	/s/ Michio Brunner
	Name:	Michio Brunner
	Title:	Authorized Signatory

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: CIFC Funding 2007 — IV, Ltd.
By:	/s/ Steve Vaccaro
	Name:	STEVE VACCARO
	Title:	CO-CHIEF INVESTMENT OFFICER

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	JOHN P. THACKER
	Title:	CHIEF CREDIT OFFICER

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: Pangaea CLO 2007-1 LTD. By Pangaea Asset Management, LLC, its Collateral Manager
By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

[Signature Page to Amendment and Limited Waiver]

Agreed to and Accepted By: Sargas CLO I LTD. By Sargas Asset Management, LLC, its Portfolio Manager
By:	/s/ Mark S. Maglaya
	Name:	Mark S. Maglaya
	Title:	Assistant Secretary

[Signature Page to Amendment and Limited Waiver]

Agreed to and Accepted By: Garrison Funding 2008-1 Ltd.
By:	/s/ Brian Chase
	Name:	BRIAN CHASE
	Title:	CFO

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Agreed to and Accepted By: ACA CLO 2007-1, LTD By: Its investment advisor Apidos Capital Management, LLC
By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

[Signature Page to Amendment to Limited Waiver]

Agreed to and Accepted By: National City Bank now a part of PNC
By:	/s/ Christopher B. Gribble
	Name:	Christopher B. Gribble
	Title:	Vice President

[Signature Page to Amendment to Limited Waiver]